UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2023
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment or Departure of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 26, 2023, Leonardo US Holding, LLC, the majority stockholder of Leonardo DRS, Inc. (the "Company") the Board of Directors (the "Board") of the Company and the proxy holders under the proxy agreement (as such agreement may be amended, restated, modified or supplemented from time to time, the "Proxy Agreement"), by and between the Company, the proxy holders, Leonardo US Holding, LLC, Leonardo Società per azioni and the United States Department of Defense, extended the term of, and reappointed, General George W. Casey (Ret.) as a proxy holder director to the Board. The appointment is effective January 1, 2024, as approved by the Defense Counterintelligence and Security Agency. Gen. Casey’s term as a proxy holder director was due to expire on December 31, 2023. Gen. Casey was reappointed as a Class A proxy holder director through December 31, 2026, or his earlier resignation or removal. Gen. Casey will continue to serve on the Company’s Compensation Committee and Government Security Committee.
Gen. Casey was elected to the Board at the Company’s Annual Meeting of Stockholders held on June 1, 2023 and will stand for reelection at the Company’s 2024 Annual Meeting of Stockholders.
There are no arrangements or understandings between Gen. Casey and any other person pursuant to which he was selected as director. Directors receive compensation under the Company’s director compensation program. Additionally, Gen. Casey is a party to the Proxy Agreement, which regulates significant areas of the Company’s governance and a director indemnification agreement, substantially in the form filed as Exhibit 10.16 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Other than pursuant to the Proxy Agreement, neither Gen. Casey, nor any of his immediate family members, is a party, either directly or indirectly, to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number Exhibit Description
        104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: December 26, 2023	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary